EARNINGS PER SHARE	12 Months Ended
Dec. 31, 2022
Earnings Per Share [Abstract]
EARNINGS PER SHARE

19. EARNINGS PER SHARE

Basic earnings per share is computed by dividing net income by the number of weighted average ordinary shares outstanding during the reporting period. The Company’s weighted average number of shares outstanding used in calculating earnings per share are 26,604,710 and 20,555,595 and 619,485 for the years ended December 31, 2022, 2021and 2020, respectively. Because there was no activity to cause dilution in the weighted average ordinary shares, basic and diluted earnings per share are disclosed together in each of the reporting periods.

The computation of diluted loss per share excludes the effect of earnout shares and warrants to purchase the Company’s shares because their inclusion would be anti-dilutive.